UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 9, 2020

Thor Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9235 (Commission File Number)	93-0768752 (IRS Employer Identification No.)

601 East Beardsley Avenue, Elkhart, Indiana (Address of Principal Executive Offices)	46514-3305 (Zip Code)

Registrant’s telephone number, including area code: (574) 970-7460

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par value $.10 Per Share)	THO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On March 9, 2020, Thor Industries, Inc. (the “Company”) issued a press release announcing certain financial results for the second quarter ended January 31, 2020. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The Company also posted an updated investor slide presentation and a list of investor questions and answers to the “Investors” section of its website. A copy of the Company’s slide presentation and investor questions and answers are attached hereto as Exhibit 99.2 and 99.3, respectively, and are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

The slide presentation attached hereto as Exhibit 99.2, and incorporated by reference herein, also provides updated information on industry wholesale shipments and retail market share. The Company also posted an updated list of investor questions and answers to the “Investors” section of its website. A copy of the Company’s investor questions and answers is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

In accordance with general instruction B.2 to Form 8-K, the information set forth in Items 2.02 and 7.01 of this Form 8-K (including Exhibits 99.1, 99.2, and 99.3) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing thereunder or under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Copy of press release, dated March 9, 2020, issued by the Company.
99.2	Copy of investor slide presentation, posted on the Company’s website on March 9, 2020.
99.3	Copy of investor questions and answers posted on the Company’s website on March 9, 2020.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.

Date: March 9, 2020	By:	/s/ Colleen Zuhl

Name: Colleen Zuhl
Title: Senior Vice President and
Chief Financial Officer